Investment in Partnership	12 Months Ended
Sep. 30, 2011
Equity [Abstract]
Investment in Partnership

Note 18 —	Investment in Partnership
On February 1, 2010, Post Foods Canada Corp. received a noncash equity contribution from its parent company in the form of ownership interests in a Canadian partnership named RAH Canada Limited Partnership. The investment was recorded at $58.6 and reflects a 48.15% ownership in the partnership. Another Ralcorp entity holds the remainder of the ownership interests.
The earnings of the partnership are derived from interest on loans to the partners. See Note 12 for information about Post's note payable to the partnership.
Post accounts for its investment in the partnership using the equity method. The amount of Post's net investment that represents undistributed earnings from the partnership was $4.2 and $2.2 as of September 30, 2011 and 2010, respectively. The carrying value approximates the market value of Post's investment.